EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F, as amended hereby, of The News Corporation Limited (the “Company”) for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David F. DeVoe, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David F. DeVoe
David F. DeVoe
Senior Executive Vice President and Chief Financial Officer
December 8, 2003